Advisors Disciplined Trust 2042

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the portfolio for Energy Opportunities Portfolio, Series 2020-4Q will no longer include shares of CNOOC Limited (NYSE: CEO).

Notwithstanding anything to the contrary in the prospectus, the portfolios for International High 30 Dividend Portfolio, Series 2020-4Q will no longer include shares of China Mobile Limited (NYSE: CHL).

Notwithstanding anything to the contrary in the prospectus, the portfolios for Strategic High 80 Dividend Portfolio, Series 2020-4Q will no longer include shares of China Mobile Limited (NYSE: CHL).

Supplement Dated: January 7, 2021